PRODUCTION AGREEMENT                                                 EXHIBIT 10O

      THIS PRODUCTION AGREEMENT ("Agreement") is entered into and effective this 6 day of August, 2001, by and between NORDIC ASEPTIC, INC., a Minnesota corporation ("Nordic") and THE HAIN CELESTIAL GROUP, a Delaware corporation ("Hain").

      WHEREAS, Hain desires that Nordic produce and package certain of its products and Nordic desires to perform such work, all as herein specified;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Hain and Nordic hereby agree as follows:

      1. Product Definition. The term "Product" shall be defined to mean only aseptic packaged product (not extended shelf life container product or fresh serve container product), produced by Nordic for Hain or for the Westsoy products of Hain, or for the private label business of Hain, or for any Heinz business, or for any affiliate of Hain, and produced in the size and flavors specified in Exhibit A attached hereto, which Exhibit may be updated and revised from time to time by the parties. For purposes of this Agreement, "affiliate" shall mean any individual, partnership, limited liability company, limited liability partnership, corporation, trust or other entity which is owned or controlled by a party hereto, or which owns or controls a party hereto, or is under the common control of a party hereto.

      2. Product Specifications. Hain shall promptly provide to Nordic in writing detailed specifications for the Products, including all ingredients, recipes, manufacturing processes and packaging information. All ingredients and food substances included in the formula for the Products and all packaging material required for such Products are collectively hereinafter referred to as the "Raw Materials." The Product specifications provided by Hain hereunder shall be listed on and attached hereto as Exhibit B, except for those certain Raw Materials which are unique to the Products and proprietary to Hain which will be separately listed on and attached hereto as Exhibit C. The Products shall be manufactured and packaged in a manner that meets the Product specifications supplied by Hain. Hain may alter, change or amend the Product specifications upon thirty (30) days prior written notice to Nordic, subject to Nordic's consent, which consent shall not be unreasonably withheld and provided that Nordic shall be entitled to charge and/or recover from Hain any resulting increase in Nordic's costs.

      3. Production Obligations.

            3.1 After receipt of the Product specifications, Nordic shall produce and package all quantities of the Products ordered by Hain in accordance with Product purchase orders delivered by Hain to Nordic from time to time pursuant to this Agreement. All Product purchase orders shall be in writing and may be delivered by fax or any other means of delivery to Nordic and shall specify the type of Product, quantity and shipment date and shall be subject to the provisions of this Agreement. Such Product

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      purchase orders shall not be deemed to contradict or modify the provisions of this Agreement.

            3.2 All Products ordered by Hain shall be produced and packaged by Nordic in accordance with the terms of this Agreement and the Product purchase order. If Nordic is unable to meet the scheduled shipment date, it shall promptly notify Hain accordingly and specify the date by which Nordic anticipates that the Product purchase order can be completed and ready for shipment. Upon such notification, Hain shall have the option to rescind or accept the order with the modified delivery terms. After agreement as to the scheduled production date, Nordic shall pay Hain fifty cents ($0.50) per case for any shortfall in production in the event Nordic does not have such agreed production completed within seven (7) working days after the agreed upon production completion date provided such shortfall causes Hain to short shipments to customers or be out of stock of such Product.

            3.3 In the event Hain maintains the minimum weekly production specified in Section 3.7 hereof, then Hain may use alternative packers to produce Products for any production in excess of such minimum requirements ("Excess Production"), only after allowing Nordic a first option to produce such Excess Production at costs equal to or less than that proposed by the alternative packers. All such bid proposals and related correspondence to and from alternative packers concerning Excess Production shall be immediately and fully shared with Nordic.

            3.4 Production and packaging of Products for Hain shall take priority over all other items produced and packaged by Nordic, limited, however by Nordic's filler line production capacity (which production is assumed to be 15.5 hours per day and 5 days per week). Such Product production limitation by filler line is specified on Exhibit D attached hereto. In the event Hain requires case capacities in excess of those specified in Exhibit D, then Hain shall notify Nordic accordingly and the parties will work together to attempt to accommodate such increased production being handled by Nordic.

            3.5 By the close of Nordic's business on Wednesday of each week during the term of this Agreement, Hain shall supply to Nordic a 6 week rolling production forecast representing its best estimate of ordering needs for the upcoming 6 week period. Such ordering estimates shall be provided for purposes of assisting Nordic in production scheduling. The first week in each forecast shall be considered a fixed commitment (whether or not pursuant to a Product purchase order received by Nordic from Hain), and the next 5 weeks shall be considered an estimate of orders (unless Product purchase orders have been received by Nordic from Hain, in which event such 5 week forecast shall be considered a fixed commitment to the extent of Product purchase orders received). Both Nordic and Hain agree to regularly communicate and to reasonably work together to assist Nordic in its production scheduling and to assist Hain in its Product ordering. Notwithstanding anything herein contained to the contrary, weekly production orders shall not exceed 120% of the weekly average of the 6 week forecast without Nordic's prior written approval.


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            3.6 In the event Nordic has failed to produce at least 75% of Hain's
      Product orders for 6 consecutive weeks, then Hain shall have the option to either: (i) accept such production and use an alternate source of production for such shortfall; (ii) give Nordic notice of such production shortfalls and that Hain intends to terminate this Agreement ("Notice of Intent to Terminate"); or (iii) purchase Nordic. In the event Hain provides Notice of Intent to Terminate, then Nordic shall have thirty (30) days from receipt of Notice of Intent to Terminate to remedy such production shortfalls. If not remedied in such time, Hain may immediately terminate this Agreement by giving notice to Nordic. If Hain elects to purchase Nordic then the parties will have thirty (30) days to agree upon a purchase price of the Nordic stock and agree upon how any and all corporate or personal guarantees provided for the benefit of Nordic will be assumed by Hain or its affiliates. If the parties cannot agree in that time, then Hain will ensure that Hain or its affiliates assume all liability for guaranties given for the benefit of Nordic and that such guarantors are fully released from all liability on such guaranties and Hain will purchase all of the stock of Nordic (which stock is wholly owned by an affiliate of Nordic), for cash in an amount determined as follows:
      (i) Hain will select an appraiser; (ii) Nordic will select an appraiser;
      (ii) those two appraisers will select a third appraiser; (iv) the three appraisers will each individually appraise the Nordic stock (and to the extent necessary the Nordic business); and (v) the three appraisals will be averaged to determine the selling price of the Nordic stock.

            3.7 Notwithstanding anything herein contained to the contrary, Hain guarantees to Nordic that it will maintain minimum production per week of 85,000 cases on the 4 fillers Lines A, B, C, and E, with no filler line capacity usage of more than 15.5 hours per day for five (5) working days in a seven (7) day calendar period. Minimum production volume requirements shall take effect on the later of when the 1/2 Gallon Filler and the Wedge filler have been installed and commissioned, or November 1, 2001. In the event total cases ordered by Hain from Nordic on a calendar quarter basis is less than 1,105,000 cases, then Hain shall pay Nordic a fee of 38 cents ($0.38) per case on such shortfall. Nordic shall, within ten days of the end of each calendar quarter, invoice Hain for such shortfall and Hain shall pay such invoice within 7 days of receipt of invoice. In the event total cases ordered by Hain from Nordic on a calendar quarter basis exceeds 1,350,000 cases, then Nordic shall credit Hain an amount equal to 38 cents ($0.38) per case on such excess. Nordic shall credit Hain's account within ten days of the end of each calendar quarter for such amount and shall mail written confirmation of such credit to Hain.

      4. Ingredients, Packaging and Certification.

            4.1 Hain shall be responsible for negotiating and contracting for the acquisition of all Raw Materials for the manufacture of the Products by Nordic. Such contracts for Raw Materials shall be evidenced by written agreements ("Hain Contracts"), copies of which shall be delivered to Nordic.


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            4.2 Nordic shall order Raw Materials under the Hain Contracts as needed to meet Hain's production requirements and Nordic shall pay for such items directly to the Raw Material vendors.

            4.3 Hain shall, at its sole cost and expense, secure Kosher and organic certification for Nordic's operations, the Products and the Raw Materials, and Nordic shall be responsible for maintaining such certification. If Nordic compromises such kosher certification, then Nordic shall bear the cost of renewing the kosher certification. However, if Hain compromises the kosher certification, then Hain shall bear the cost to renew the Kosher certification.

            4.4 Hain shall only order and use soy base provided by Sunrich, Inc., an affiliate of Nordic, for the production of all Products, within the Nodic facility, provided such soy base can be provided by Sunrich, Inc. in the quantities required and at prices competitive to comparable quality soy base available in the market.

            4.5 Hain shall reimburse Nordic for any and all Raw Materials purchased by Nordic which become obsolete. Nordic will invoice Hain for such obsolete Raw Materials and Hain will pay Nordic within 7 days of receipt of such invoice, provided Nordic uses the inventory on a first-in, first-out basis

      5. Storage.

            5.1 All finished Products shall be held and incubated by Nordic for bacterial analysis for the periods specified in Exhibit E attached hereto ("Incubation").

            5.2 In addition to the other charges herein specified, Nordic shall charge Hain a storage fee of $0.10 per pallet of Product per day commencing 21 days after the packaging date of the Product through and including the date upon which the Product is shipped from Nordic. Nordic shall provide warehousing capacity for up to 450,000 cases of Product at any one time. In the event Hain requires warehousing needs in excess of this limit, Hain shall, at its own cost and expense, contract for and obtain such other warehousing requirements. Notwithstanding anything herein contained to the contrary, Nordic shall invoice Hain for the storage costs on the day the Product is shipped from Nordic and Hain shall pay such invoice within 7 days of the date of invoice. Nordic will not be responsible to Hain for any drop charges incurred by Hain's haulers due to picking up loads at 2 or more Nordic warehouses. Hain will be solely responsible for any aged, obsolete or discontinued Product in storage at Nordic and shall remove and dispose of such Product at Hain's own cost and expense or reimburse Nordic for such costs and expenses if Nordic is required to remove and dispose of such Product, provided however, that Nordic has properly rotated the Product inventory and maintained an accurate Product inventory evidencing the same. Title and risk of loss of the Product shall pass to Hain upon the date on which the Product leaves Incubation and Nordic invoices Hain for the production of such Product. Hain shall take all reasonable acts to remove and dispose of finished Product as soon as possible but shall ensure that all finished Product is removed and disposed of within 30 days after the Product's expiration date. Where


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      Nordic is responsible for providing warehousing of Product, such warehouse facilities shall comply with all requirements to ensure organic certificate or similar standards. Nordic shall establish and maintain Lot Control Procedures as specified by Hain in Exhibit F attached hereto, and Nordic shall also provide for a physical inventory of the Product to be taken up to two times per year.

      6. Shipment. Hain shall arrange for all shipping of finished Product and shall pay all the costs of such shipment FOB Nordic loading docks. Hain shall ensure that all shipments of Product from Nordic are coordinated with truckers and haulers having appointments with Nordic during the hours of 8:00 AM to 4:00 PM central time, Monday through Friday, excluding holidays. Any additional costs for palletizing and shipping multiple SKU's on a single pallet will be charged to Hain at the costs incurred by Nordic, charges not to exceed $15.00/ pallet. Nordic shall coordinate all shipments of finished Product pursuant to the written directions and policies of Hain which shall be delivered by Hain to Nordic at least 7 days prior to their application. In the event Nordic does not comply with such directions and policies, then Nordic shall be responsible for and shall reimburse Hain for its costs and losses attributable or caused by Nordic's non-compliance.

      7. Compensation to Nordic.

            7.1 In addition to the other charges specified herein, Hain shall pay Nordic for its services in the amounts specified in Exhibit G attached hereto.

            7.2 For Hain orders that are less than the minimum case runs specified on Exhibit H attached hereto, Hain shall pay Nordic an amount equal to $550 per hour of run time with a minimum charge for 8 hours. Such per hour rate shall increase by 5% each year for the duration of this Agreement.

            7.3 For test runs, Hain shall pay Nordic an amount equal to $550 per hour of run time, with a minimum charge for 8 hours, plus an amount sufficient to reimburse Nordic for all direct costs incurred in conducting such test runs. The $550 per hour rate amount may increase by 5% each year for the duration of this Agreement. In the event the Product for which the test run is conducted goes into production, then one-half of all of the Nordic incurred direct costs, which have been reimbursed to Nordic by Hain, will be refunded to Hain. For purposes of this section, a Product will be considered to have gone into production once Nordic has produced 50,000 cases of the same product category produced at the same time of such Product.

            7.4 Nordic also shall invoice Hain as follows:

                  a. For warehouse storage charges pursuant to Section 5.2 hereof, Nordic shall invoice Hain on the day the Product is shipped;

                  b. For Nordic incurred disposal costs of the Product and Raw Materials, Nordic shall invoice Hain as incurred;


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                  c.    For Product production and packaging pursuant to Exhibit
                        G, Nordic shall invoice Hain on the day the Product leaves Incubation;

                  d.    For production shortfalls and overages pursuant to
                        Section 3.7 hereof, Nordic shall invoice or credit Hain as incurred on a calendar quarter basis;

                  e. For product run fees and costs pursuant to Sections 7.2 and 7.3 hereof, Nordic shall invoice Hain as soon as such runs are complete.

            7.5 All Nordic invoices shall be paid by Hain within 7 days of the date of such invoice. Hain shall not deduct any amounts, for disputed Nordic invoices without the prior written consent of Nordic except for errors in invoicing due to incorrect quantities or incorrect prices. Notwithstanding the above, the parties will meet at least quarterly to discuss and mutually resolve any invoicing discrepancies.

      8. Confirmation. Nordic agrees to provide Hain with access to all quality control and other reports Nordic would otherwise undertake or generate to ensure that Nordic has met its internal standards of production for the Products.

      9. Product Warranty.

            9.1 Nordic warrants and represents to Hain that all packaging and processing services performed by Nordic hereunder regarding the Products shall be performed in a good and workman like manner in accordance with the specifications provided by Hain.

            9.2 Hain warrants and represents to Nordic that all Raw Materials and production and packaging specifications and labels specified by Hain shall be of a quality sufficient to produce, package, ship and deliver finished Product consistent with the standards specified by Hain and all such items shall be merchantable and comply with all relevant state and federal statutes and regulations, including standards for labeling, and that the same shall not infringe in any manner on any trademark, tradename, patent, copyright, or other intellectual property rights. Nordic shall be responsible for testing incoming receipts of all Raw Materials to ensure compliance with Hain Contracts specifications.

            9.3 Hain represents and warrants to Nordic that all formula for Product supplied by Hain to Nordic shall be sufficient to meet the standards specified by Hain as well as reasonable merchantability standards and shall comply with all relevant state and federal statutes and regulations.

            9.4 The parties agree that the representations and warranties contained in this Agreement shall survive any termination of this Agreement.


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      10. Nonconforming Product. In the event of the negligence of Nordic which causes the Products manufactured hereunder to not conform to the Product specifications as provided by Hain, or to the terms of the Product purchase order or to the terms of this Agreement, then Hain, at its option, may reject the Products within10 days after receipt of production samples by Hain or accept the Products with a reduction in the purchase price to be agreed upon in writing by Hain and Nordic. In the event of the negligence of Hain which causes the Products manufactured hereunder to not conform to the Product specifications as provided by Hain, or to the terms of the Product purchase order or to the terms of this Agreement, then Hain shall accept and pay for the Product. In any event, each party shall reasonably notify the other party of any nonconformity with respect to the Products. The remedies herein set forth shall be Hain's exclusive remedy for non-conforming Product.

      11. Inspection and Quality Control. Nordic shall permit authorized representatives of Hain to enter Nordic's plant during normal business hours for the purpose of inspecting and testing the Products manufactured by Nordic, evaluating the methods of manufacturing the Products, and evaluating the cleanliness and condition of the equipment used in the manufacturing and storage process. Nordic shall at all times comply with all requirements of the FDA and other regulatory authorities as to the manufacturing and packaging processes, including quality control procedures. All such quality control standards shall be acceptable to Hain and shall be diligently implemented on a consistent basis in accordance with industry standards. Nordic shall at all times maintain the necessary licensing from regulatory authorities to permit production of the Products within its plant in compliance with all applicable laws and regulations.

      In the event any Product manufactured hereunder is determined by Hain or regulatory authorities to be defective, adulterated, unfit for human consumption, or in violation of applicable regulatory provisions, Hain may require and Nordic shall implement, at Nordic's own cost, additional testing procedures to identify the problem with the manufacturing process or materials, including the use of off-site lab testing. If any recall is required due to Product defects, which are the responsibility of, or caused by the negligence of Nordic, then Nordic shall reimburse Hain for all costs incurred by Hain in such recall including, but not limited to, fines and reasonable attorneys fees, provided that Nordic's maximum liability shall not exceed $5,000,000. If any recall is required due to Product defects which are the responsibility of or caused by the negligence of Hain, then Hain shall reimburse Nordic for all costs incurred by Nordic in such recall including, but not limited to, fines and reasonable attorneys fees, provided that Hain's maximum liability shall not exceed $5 million.

      12. Trademarks, Other Rights and Compensation to Hain.

            12.1 It is hereby acknowledged and agreed that Nordic will be packaging the Products using Hain's labels, tradenames and trademarks. Nordic shall use only labeling approved by Hain and containing all of the necessary copyright, tradename and trademark notices, as determined by Hain. Nordic shall make no other use of said trademarks, tradenames or copyrighted materials. Nordic acknowledges and agrees that Hain is the sole and exclusive owner of the trade names, trademarks, formulas and copyrights for the Products and will not directly or indirectly challenge or impair the


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      validity thereof. Hain hereby agrees to permit and fully authorizes Nordic to use any and all of Hain's trademarks, trade names, copyrights, formulas and other intellectual property to the extent required for Nordic to produce and package the Product, for Hain's use only, as herein provided. Nordic agrees not to use Hain's Trademarks and formulas for any other customer.

            12.2 For purposes of this section: (1) "Private Label Product" shall mean soy based liquid product produced by Nordic or any of its affiliates for subsequent sale to customers under a private label brand, which production occurs after the date of this Agreement and which production does not include production for White Wave, Inc., Galaxy Foods, Inc., Whole Foods, Inc., and the quart sizes for Trader Joe's; and (2) "Gross Profit Margin" shall mean the difference between: (i) the net sales (net of returns), of Private Label Product by Nordic or its affiliates; less
      (ii) the cost of goods sold, freight, broker fees, third party warehouse costs and taxes (other than income taxes), related to the Private Label Product. Hain hereby grants to Nordic and its affiliates a license to use all of Hain's proprietary ingredients for the production and sale of Private Label Products. As consideration for such license, Nordic shall pay to Hain a fee equal to 50% of the Gross Profit Margin. Such fee shall be payable each calendar quarter by Nordic, within 45 days of the end of each calendar quarter. Nordic shall provide adequate evidence of the calculations of the Gross Profit Margin to Hain along with the invoice.

      13. Production Support. Should either party determine that a problem exists with the manufacturing process for a Product, such party shall immediately contact the other party to resolve the problem. The cost to resolve the problem shall be borne by the party who is responsible for the problem. If co-responsibility for the problem is the case, then the parties shall agree to bear a negotiated percent each. Both parties will mutually resolve third party actions.

      14. Indemnity.

            14.1 Except for the limitation specified in Section 10 above, Nordic shall indemnify, defend, and hold Hain harmless from and against any and all losses, damages, costs or liabilities (including reasonable attorneys' fees) incurred by Hain arising in any way out of the failure, breach or nonfulfillment by Nordic of any representation, warranty, covenant or agreement of Nordic herein, including but not limited to, those with respect to production process, Product storage, quality control and testing, except to the extent caused by the negligence or willful misconduct of Hain or any of its agents, employees, officers or directors.

            14.2 Except for the limitation specified in Section 10 above, Hain shall indemnify, defend and hold Nordic harmless from and against any and all losses, damages, costs or liabilities (including reasonable attorneys' fees) incurred by Nordic arising in any way out of the failure, breach or nonfulfillment by Hain of any representation, warranty, covenant or agreement of Hain herein, including but not limited to, those with respect to delivery to Nordic of ingredients, packaging and labeling information, except to the extent caused by the negligence or willful misconduct of Nordic or any of its agents, employees, officers or directors.


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            14.3 A party will be liable for indemnification under this Section only if the party demanding indemnification delivers written notice to the other party setting forth in reasonable detail the identity and nature of the claims for which indemnification is sought within a reasonable period of time after the party demanding indemnification has actual knowledge of such claim or claims. The above indemnifications shall survive the termination of this Agreement.

      15. Insurance. Each party shall maintain general accident and liability insurance, including contractual liability, with responsible insurance companies reasonably acceptable to the other party, with waiver of subrogation and completed operations coverage, in an amount of at least $5,000,000 combined single limit, with a deductible of $10,000 or less. Hain shall maintain casualty insurance on all Raw Materials and finished Product. Each party shall provide satisfactory evidence to the other party of such insurance upon reasonable request. All such insurance shall require at least 30 days prior written notice before termination, cancellation or material modification of the policy and shall name the other party as an additional insured.

      16. Lien on Finished Product. Hain recognizes and agrees that, until Nordic is paid for its invoices, Nordic has a producer's security interest on the applicable finished Product. Hain shall ensure that this lien shall be prior to all other liens placed on the Product and agrees that it will, at the request of Nordic, execute a separate Security Agreement, such Uniform Commercial Code Financing Statements and such other documents as shall be required to evidence and perfect the same.

      17. Force Majeure. Nordic shall not be responsible to Hain for non-performance or delay in performance of the terms, conditions and covenants of this Agreement due to war, warlike operations, riot, insurrection, orders of government, strikes, lockouts, fire, explosion, or any act of God. However, if any such cause shall continue for a period of three (3) months, Hain may at the end of such three (3) month period, by thereafter giving two (2) week's notice to Nordic, terminate this Agreement.

      18. Term. This Agreement shall have a term of three (3) years and shall be automatically renewed from year-to-year on an annual basis thereafter, unless written termination is received by a party at least nine (9) months prior to the annual renewal of this Agreement or unless terminated as herein provided.

      19. Termination.

            19.1 Either party may terminate this Agreement, with such termination becoming effective upon delivery of and receipt by the other party of written notice of termination, in the event that:

                  a. The other party is in breach of any of its representations, warranties, covenants, and/or obligations under this Agreement, provided the terminating party has given the other party written

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                        notice specifying such breach, requesting that the other
                        party remedy the same, and the other party has failed to remedy such breach within twenty (20) business days after receipt of notice; or

                  b. The other party is adjudicated a bankrupt, or makes an assignment for the benefit of creditors, or a voluntary or involuntary petition in bankruptcy is filed against such party, or proceedings appointing a receiver over the assets of the party or a proceeding concerning the reorganization of such party are instituted.

            19.2 Except where an advance notice period is specified herein, any termination hereunder shall be effective upon delivery of and receipt by the other party of written notice of termination. Upon termination pursuant to the provisions hereof, neither party shall have any further obligations with respect to the purchase, sale or manufacture of future orders of Products. Notwithstanding the foregoing, each party shall remain liable for performing all obligations to the date of termination, including payment for services rendered to such date. Within 20 days following termination of this Agreement, Hain shall remove all Products from storage at Nordic and pay all charges due Nordic and remove: (i) all ingredients comprising the Raw Materials at Nordic provided the supply of such ingredients does not exceed 90 days of production needs; and (ii) all packaging materials comprising the Raw Materials provided such packaging materials have been purchased pursuant to Hain Contracts. Notwithstanding the foregoing, the confidentiality and indemnification provisions along with the warranties and representation contained in this Agreement shall survive termination.

      20. Board of Directors. Hain shall be given notice of, and may attend, all Board of Directors' meetings of Nordic, which shall be held quarterly. Hain may participate in such meetings on an advisory basis but will have no voting powers and no rights as a board member.

      21. Confidentiality.

            21.1 The parties acknowledge that each party ("Receiving Party") may acquire knowledge of certain of the other party's ("Protected Party") trade secrets and confidential information relating to each party's businesses and products including the Products, ingredients, recipes, manufacturing processes, packaging processes, technical data, other proprietary information, and the identity of customers and potential customers during the term of this Agreement. All such information, whether it is proprietary to the Protected Party or proprietary to others and entrusted to the Protected Party and whether or not it or they constitute trade secrets, is hereinafter referred to as "Confidential Information." Confidential Information shall not include information which:

                  a. Is, or shall have been in the possession of the Receiving Party prior to disclosure thereof by the Protected Party; dating to the beginning of the parties commercial relationship.


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

                  b. Is, or through no fault of the Receiving Party becomes, published or otherwise available to others or the public under circumstances such that others or the public may utilize the same without any direct or indirect obligation to the Protected Party;

                  c. Is, or at any time may be, acquired by the Receiving Party from any third party rightfully possessed of the same and having no direct or indirect obligation to the Protected Party with respect to the same; or

                  d. Is requested or required by legal process or court order to be disclosed; provided, however, the Receiving Party will provide the Protected Party with prompt notice of any such requirement or order so that the Protected Party may seek an appropriate protective order or waive compliance with the provisions of this Agreement.

            21.2 The Receiving Party acknowledges that the Confidential Information, whether written or oral, is of substantial value to the Protected Party's business and agrees to keep the same confidential, and shall not in any manner or fashion, disclose, transfer, or divulge it to any person during or after the term hereof for any purpose other than the manufacture of Products for Hain. This covenant of confidentiality shall apply in all respects to each party's directors, officers, shareholders and employees and shall survive the termination of this agreement.

            21.3 The Receiving Party further agrees and acknowledges that any breach of any of the covenants or agreements set forth in this Section will cause the Protected Party irreparable harm for which there is no adequate remedy at law, and the Receiving Party hereby consents to any issuance of an injunction or other equitable relief in favor of the Protected Party enjoining the breach of any such covenants or agreements. If any of such covenants or agreements are held to be unenforceable because of their scope or duration, or the area or subject matter covered thereby, the parties agree that the court making such determination shall have the power to reduce or modify the scope, duration, subject matter, and/or area of such covenant or agreement to the extent such reduction or modification allows the maximum scope, duration, subject matter and/or area permitted by applicable law. The parties further agree and acknowledge that the covenants, agreements and remedies provided for herein are in addition to, and are not to be construed as replacements for or limited by, rights or remedies otherwise available including, but not limited to, those rights and remedies contained in any relevant state or federal law.

      22. Notices. All notices required hereunder shall be in writing and delivered personally or mailed by certified mail, postage prepaid, or sent by nationally recognized overnight courier addressed to the parties at the following addresses:

      If to Nordic Aseptic:                Mr. Allan Routh
                                           C/o Sunrich, Inc.
                                           3824 S.W. 93rd Street
                                           Hope, MN 56046

                                           Mr. Dennis Anderson
                                           C/o Northern Food & Dairy, Inc.
                                           PO Box 98
                                           Alexandria, Minnesota

      With a copy to:                      Stanley J. Duran
                                           C/o Lindquist & Vennum
                                           80 South Eight Street, Suite 4300
                                           Minneapolis, MN 55402

      If to Hain:                          Gary M. Jacobs CFO
                                           THE HAIN CELESTIAL GROUP, INC.
                                           50 Charles Lindbergh Boulevard
                                           Uniondale, NY  11553

                                           Andrew Jacobson
                                           THE HAIN CLESTIAL GROUP, INC.
                                           50 Charles Lindbergh Boulevard
                                           Uniondale, NY  11553

                                           Andy Lane
                                           THE HAIN CELESTIAL GROUP, INC.
                                           50 Charles Lindbergh Boulevard
                                           Uniondale, NY  11553

      Any party may change its address by giving notice of its new address in writing to the other party. Unless otherwise provided herein, notice shall be considered as properly given upon the date of mailing such notice.

      23. No Relationship. The parties agree that no relationship between them exists or is created by their execution and performance of this Agreement except the independent contractor relationship specifically created herein. Specifically, the parties are not, have not, and have never intended to create, a relationship, which could be characterized as a partnership, a joint venture, or any other similar relationship.

      24. Counterparts. This Agreement may be executed in counterparts and by different parties on different counterparts with the same effect as if the signatures thereto were on the same instrument. This Agreement shall be effective and binding upon all parties hereto at such time as all parties have executed a counterpart of this Agreement.

      25. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party hereto and its respective successors and assigns. Notwithstanding the foregoing, neither party shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

      26. Entire Agreement. This Agreement represents the entire understanding of and all agreements between the parties concerning the subject matter hereof and supersedes all prior agreements whether written or oral, relating thereto.

      27. Modifications and Waiver. No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of either party to exercise or delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      28. Governing Law, Dispute Resolution. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Minnesota. Disputes arising hereunder shall be arbitrated using the American Arbitration Association and applying the rules of the American Arbitration Association. The parties shall share the cost of arbitration equally and be responsible for their own counsel and expert witness fees. All arbitrations shall be binding.

      29. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid in any jurisdiction under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      30. Headings. Section headings provided herein are strictly for ease of reference and shall not be used to interpret, expand or limit the provisions hereof.

      31. Sale of Nordic. In the event the directors and shareholders of Nordic intend to explore selling the assets or the stock of Nordic to any person or entity other than to an affiliate of Nordic or an affiliate of any parent or subsidiary of Nordic, then Nordic will notify Hain and Hain shall have 45 days to make an offer to acquire all of the stock of Nordic. In the event Hain does not make such an offer or if the directors and/or shareholders of Nordic determine that such offer is not acceptable, then the Nordic stock and assets may be sold to any other entity without any further obligation, option, notice or liability to Hain, other than the acquiring party shall be bound by the existing contract with Hain. If an unsolicited offer to acquire the assets or the stock of Nordic is received from an entity other than an affiliate of Nordic or an affiliate of any parent or subsidiary of Nordic, then Nordic will notify Hain and Hain shall have 45 days to match the unsolicited offer. In the event Hain does not match such offer in such time period, then Nordic may complete a sale pursuant to the unsolicited offer providing such transaction is closed within 180 days of the expiration of the 45 day response period.

      32. Control of Hain. In the event the ownership or control of Hain changes, or if Hain is merged into or acquired by any other entity, or if a material portion of Hain's assets are acquired by any other entity, this Agreement shall be specifically assumed by such successor party. In such event, Hain and the successor party shall execute any and all documents reasonably requested by Nordic to ensure and confirm the continuation of this Agreement.

      33. Control of State Technology Ltd. In the event the ownership or control of Stake Technology changes, or if Stake is merged into or acquired by any other entity or if a material portion of Stake's assets are acquired by any other entity, this Agreement shall be specifically assumed by such successor party. In such event, Stake and the successor party shall execute any and all documents reasonably requested by Hain to ensure and confirm the continuation of this Agreement. If Sake is sold to a competitor of Hain, or a company that becomes a competitor of Hain within one year of acquisition Hain shall have the right to terminate the Agreement.

      34. Nordic will document and achieve $2.0 millions of cost savings to Hain for the 12 month period commencing with the effective date of this Agreement (estimated to be March 15, 20002). As detailed on attachment Exhibit I. In the event the savings are not achieved, Hain has the right to terminate the contract, or Nordic has the right to pay the difference to Hain to maintain the Agreement.

      IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in the manner appropriate to each, to be effective as of the day and year first above written.

NORDIC ASEPTIC, INC                        THE HAIN CELESTIALGROUP, INC.


By: "Dennis Anderson"                      By: Gary M. Jacob
Its                                        Its EVP Finance
    --------------------------

The undersigned hereby executes this Agreement for the purposes of Sections 3.6 and 31 hereof, in that the undersigned owns all of the outstanding stock of Nordic and agrees to be bound by the terms of such Sections only as the owner of such stock and not otherwise as a party, guarantor or indemnitor of this Agreement.

SUNRICH FOOD GROUP, INC.
By  "Jeremy N. Kendall"
Its  Chairman

                                    EXHIBIT A

                                    PRODUCTS

--------------------------------------------------------------------------------
   96015     Unsweetened                     98073      Tropical Smoothie
--------------------------------------------------------------------------------
   96049     Lite Plain                      98076      Banana Berry Smoothie
--------------------------------------------------------------------------------
   96079     Lite Vanilla                   HZ73010     Heinz Original
--------------------------------------------------------------------------------
   96109     Lite Coco                      HZ73020     Heinz Vanilla
--------------------------------------------------------------------------------
   96200     Plus Plain                     HZ73030     Heinz Chocolate
--------------------------------------------------------------------------------
   96225     Plus Vanilla                    98506      Lite Plain Wedge
--------------------------------------------------------------------------------
   96229     Club Pk - Plus Vanilla          98507      Lite Vanilla Wedge
--------------------------------------------------------------------------------
   96282     Smart Plus Vanilla              98515      Plus Plain Wedge
--------------------------------------------------------------------------------
   96287     Smart Plus Plain                98517      Plus Vanilla Wedge
--------------------------------------------------------------------------------
   96402     Low Fat Chocolate               98536      Rice Plain Wedge
--------------------------------------------------------------------------------
   96810     Low Fat Plain                   98537      Rice Vanilla Wedge
--------------------------------------------------------------------------------
   96860     Low Fat Vanilla                 98546      Cafe WB Coffee Wedge
--------------------------------------------------------------------------------
   96920     Chai Quarts                     98547      Cafe WB Fr Vanilla Wedge
--------------------------------------------------------------------------------
   96950     Green Tea Chai                  98548      Cafe WB Mocha Wedge
--------------------------------------------------------------------------------
   97000     Rice Drink Plain                98556      Chai Wedge
--------------------------------------------------------------------------------
   97001     Rice Drink Vanilla              98566      Juice Bar Apple Wedge
--------------------------------------------------------------------------------
   97004     Fat Free Vanilla                98567      Juice Bar Berry Wedge
--------------------------------------------------------------------------------
   97005     Fat Free Plain                  98568      Juice Bar Orange Wedge
--------------------------------------------------------------------------------
   97450     Vanilla Drink Shake             98826      Non Fat Plain Wedge
--------------------------------------------------------------------------------
   97453     Chocolate Drink Shake           98827      Non Fat Vanilla Wedge
--------------------------------------------------------------------------------

Dated: 08/06/01                              NORDIC ASEPTIC, INC.

                                             By:   "Dennis Anderson"
                                             Its:  Vice President

Dated: 08/06/01                              THE HAIN CELESTIAL GROUP, INC.

                                             By:   "Gary M. Jacob"
                                             Its:  EVP Finance

                                    EXHIBIT B

                             PRODUCT SPECIFICATIONS


                           "Schedule never completed"

                                    EXHIBIT C

                             PROPRIETARY INGREDIENTS

                           "Schedule never completed"

                                    EXHIBIT D

CAPACITY PER DAY PER FILLER LINE ASSUMING OPERATIONS OF 15.5 HOURS PER DAY AND 5 DAYS PER WEEK

FILLER A - SLIM LINE QUART                     7,800 per day (12 pack Case)

FILLER B - SLIM LINE QUART                     7,800 per day (12 pack Case)

FILLER C - SCREWTOP QUART                      13,100 per day (6 Pack Case)

FILLER D - WEDGE                               6,510 per day (12 Pack Case)

FILLER E - (1/2 GALLON)                        9,750 per day (8 Pack Case)
(to be installed)

                                    EXHIBIT E

                          INCUBATION PERIOD BY PRODUCT

------------------------------------------------------------        ------------------------------------------------------------
   SKU#   Product Description         Size      Incubation            SKU#    Product Description          Size     Incubation
                                                   Time                                                                Time
------------------------------------------------------------        ------------------------------------------------------------
  96049   Lite Plain                  32 oz.      7 day               98543   Cafe Mocha                   6.3 oz.    14 day
------------------------------------------------------------        ------------------------------------------------------------
  98501   Lite Plain                  6.3 oz.     7 day               98548   Cafe Mocha Case Pk           6.3 oz.    14 day
------------------------------------------------------------        ------------------------------------------------------------
  98506   Lite Plain Case Pk          6.3 oz.     7 day
------------------------------------------------------------        ------------------------------------------------------------
  96602   Lite Plain Canadian         946 mL      7 day               98050   Juice Bar Apple              32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  96079   Lite Vanilla                32 oz.      7 day               98561   Juice Bar Apple              6.3 oz.    14 day
------------------------------------------------------------        ------------------------------------------------------------
  98502   Lite Vanilla                6.3 oz.     7 day               98566   Juice Bar Apple Case Pk      6.3 oz.    14 day
------------------------------------------------------------        ------------------------------------------------------------
  98507   Lite Vanilla Case Pk        6.3 oz.     7 day
------------------------------------------------------------        ------------------------------------------------------------
  96601   Lite Vanilla Canada         946 mL      7 day               98060   Juice Bar Orange             32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
                                                                      98563   Juice Bar Orange             6.3 oz.    14 day
------------------------------------------------------------        ------------------------------------------------------------
  96200   Plus Plain                  32 oz.      7 day               98568   Juice Bar Orange Case Pk     6.3 oz     14 day
------------------------------------------------------------        ------------------------------------------------------------
  98511   Plus Plain                  6.3 oz.     7 day
------------------------------------------------------------        ------------------------------------------------------------
                                                                      98060   Juice Bar Berry              32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  98515   Plus Plain Case Pk          6.3 oz.     7 day               98562   Juice Bar Berry              6.3 oz.    14 day
------------------------------------------------------------        ------------------------------------------------------------
  96225   Plus Vanilla                32 oz.      7 day               98567   Juice Bar Berry Case Pk      6.3 oz.    14 day
------------------------------------------------------------        ------------------------------------------------------------
  96229   Plus Vanilla Club Pk        32 oz.      7 day
------------------------------------------------------------        ------------------------------------------------------------
  98512   Plus Vanilla                6.3 oz.     7 day               96109   Lite Cocoa                   32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  98517   Plus Vanilla Case Pk        6.3 oz.     7 day
------------------------------------------------------------        ------------------------------------------------------------
                                                                      96240   Plus Cocoa                   32 oz      14 day
------------------------------------------------------------        ------------------------------------------------------------
  96810   Lowfat Plain                32 oz.      7 day
------------------------------------------------------------        ------------------------------------------------------------
  96860   Lowfat Vanilla              32 oz.      7 day               96400   Low Fat Chocolate            32 oz      14 day
------------------------------------------------------------        ------------------------------------------------------------

------------------------------------------------------------
  97004   Nonfat Vanilla              32 oz.      7 day
------------------------------------------------------------
  98522   Nonfat Vanilla              6.3 oz.     7 day
------------------------------------------------------------
  98827   Nonfat Vanilla Case Pk      6.3 oz.     7 day
------------------------------------------------------------
  97005   Nonfat Plain                32 oz.      7 day             New Products
------------------------------------------------------------        ------------------------------------------------------------
  98521   Nonfat Plain                6.3 oz.     7 day               SKU#    Product Description          Size     Incubation
                                                                                                                       Time
------------------------------------------------------------        ------------------------------------------------------------
  98826   Nonfat Plain Case Pk        6.3 oz.     7 day               96950   Green Tea Chai*              32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------

------------------------------------------------------------        ------------------------------------------------------------
  96280   Smart Plus Vanilla          32 oz.      7 day               97083   Unsweetened Vanilla*         32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  96285   Smart Plus Plain            32 oz.      7 day
------------------------------------------------------------        ------------------------------------------------------------
                                                                      97450   Vanilla Shake*               32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  96015   Unsweetened Organic         32 oz.      7 day               97453   Chocolate Shake**            32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  96025   Original Organic            32 oz.      7 day
------------------------------------------------------------        ------------------------------------------------------------
  96033   Org. Organic Canada         946 mL      7 day               98073   Tropic Whip Smoothie**       32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
                                                                      98076   Banana Berry Smoothie**      32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  97000   Rice Drink Plain            32 oz.      7 day
------------------------------------------------------------        ------------------------------------------------------------
  98531   Rice Drink Plain            6.3 oz.     7 day              HZ73030  Heinz Chocolate              32 oz.     14 day
------------------------------------------------------------        ------------------------------------------------------------
  98536   Rice Drink Plain Case Pk    6.3 oz.     7 day             *     Incubation will be 14 days for the first 3 months of
------------------------------------------------------------              production. At that time the incubation period will be
  97001   Rice Drink Vanilla          32 oz.      7 day                   reviewed and might be reduced to 7 days.
------------------------------------------------------------
  98532   Rice Drink Vanilla          6.3 oz.     7 day             **    Incubation will remain at 14 days after 3 months
------------------------------------------------------------
  98537   Rice Drink Vanilla Case Pk  6.3 oz.     7 day
------------------------------------------------------------

------------------------------------------------------------
  71001   Hain Plain                  6.3 oz.     7 day
------------------------------------------------------------
  71011   Hain Vanilla                6.3 oz.     7 day
------------------------------------------------------------

------------------------------------------------------------
  96920   Chai                        32 oz.      7 day
------------------------------------------------------------
  98551   Chai                        6.3 oz.     7 day
------------------------------------------------------------
  98556   Chai Case Pk                6.3 oz.     7 day
------------------------------------------------------------

------------------------------------------------------------
  98541   Cafe Coffee                 6.3 oz.     7 day
------------------------------------------------------------
  98546   Cafe Coffee Case Pk         6.3 oz.     7 day
------------------------------------------------------------

------------------------------------------------------------
  98542   Cafe French Vanilla         6.3 oz.     7 day
------------------------------------------------------------
  98547   Cafe French Vanilla Case    6.3 oz.     7 day
------------------------------------------------------------

------------------------------------------------------------
 HZ73010  Heinz Original              32 oz.      7 day
------------------------------------------------------------
 HZ73020  Heinz Vanilla               32 oz.      7 day
------------------------------------------------------------

                                    EXHIBIT F

                             LOT CONTROL PROCEDURES

                           "Schedule never completed"

                                    EXHIBIT G
                         "SCHEDULE OF FEES FOR SERVICES"

FOR SLIM LITER PRODUCTION, the sum of:

1.    Base co-pack rate of $1.55 per 12 pack case.

2. Raw Material ingredients @ 109% of cost. Raw Material cost based on Hain formulation as in Schedule 1. All Hain formulas shall have the yield calculated at .5% (1/2%) over minimum solids.

3. Packaging costs @ 105% of cost. See Schedule 2 for total packaging cost example.

FOR SQUARE QUARTS PRODUCTION, the sum of:

1.    Base co-pack rate of $.85 per 6 pack case.

2. Raw Material ingredients @109% of cost. Raw Material cost based on Hain formulation as in Schedule 1. All Hain formulas shall have the yield calculated at .5% (1/2%) over minimum solids.

3. Packaging costs @ 105% of cost. See Schedule 2 for total packaging cost example.

4. Premium of $.0625 per 6 pack case on the first 4,400,000 cases produced on the Tetra Pak filler known as "one liter square screw top" (or other machines which replace or supplement such machine). Nordic shall pay Tetra Pak within thirty days after the last day of each month during which such amounts have been collected from Hain. Nordic shall be obligated to transfer the premiums it receives from Hain to Tetra Pak and understands that Tetra Pak may declare the Tetra Pak leases with Nordic to be in default if Hain fails to pay such premiums.

5. Price changes shall be adjusted for Rice sweetener, Maltodextrin, Soy Base and Packaging at the time when Nordic's prices change from the suppliers of such, and all other costs shall be changed on a calender quarter to reflect the most recent price from suppliers.

FOR SLIM LITER CLUB PACK PRODUCTION, the sum of

1.    Base co-pack rate of $1.67 per 12 pack case.

2. Raw Material ingredients @109% of cost. Raw Material cost based on Hain formulation as in Schedule 1. All Hain formulas shall have the yield calculated at .5% (1/2%) over minimum solids.

3. Packaging costs @ 105% of cost. See Schedule 2 for total packaging cost example.

FOR WEDGE PRODUCTION, the sum of

1.    Base co-pack rate of $0.98 per 12 pack case.

2. Raw Material ingredients @ 109% of cost. Raw Material cost based on Hain formulation as in Schedule 1. All Hain formulas shall have the yield calculated at .5% (1/2%) over minimum solids.

3. Packaging costs @ 105% of cost. See Schedule 2 for total packaging cost example. The "Miscellaneous" Packaging Costs on Schedule 2 to be at cost, with no 5% markup.

FOR 1/2 GALLON PRODUCTION, the sum of

1.    Base co-pack rate of $1.95 per 8 pack case.

2. Raw Material ingredients @ 109% of cost. Raw Material cost based on Hain formulation as in Schedule 1. All Hain formulas shall have the yield calculated at .5% (1/2%) over minimum solids.

3. Packaging costs @ 105% of cost. See Schedule 2 for total packaging cost example. The Miscellaneous" Packaging Costs on Schedule to be at cost, with no 5% markup.

4. Premium of $0.25 per case will be charged to Hain on the first 1,300,000 cases produced.

OTHER CHARGES:

1. On any new filler installation not shown above, a premium of 25% shall be charged to Hain unless the parties mutually agree to change the base co-pack fee for the first 100,000 cases. Additionally, the pricing for Raw Materials shall be increased by 10% for the first 100,000 cases.

2. The Wedge machine will be disassembled. If Hain requires the Wedge machine to be reinstalled and then discontinues the Wedge within 2 years of the date of such reinstallation, then Hain agrees to pay for 1/2 of the reinstallation costs. Such payment by Hain shall not exceed $20,000.

3. In the event Hain requests Nordic to ship samples, Nordic shall charge Hain, and Hain shall pay Nordic within 7 days of the date it receives Nordic's invoice, a handling fee of $2.00 per case.

                                    EXHIBIT G

                                   Schedule 1

                            Hain Formula for Each SKU

"Schedule never completed, formulas provided on an ongoing basis which are maintained separately in a strictly confidential binder."

                                    EXHIBIT G

                                   Schedule 2

                     System for Calculating Packaging Costs

                           "Schedule never completed"

                               NORDIC ASEPTIC, INC
                            PACKAGING COSTS-CLUB PAK

COMPONENT               ITEM                      $/CS            $/CARTON
---------               ----                      ----            --------
TETRA PACKAGING         CARTON                    $               $
                        PEP                       $               $
                        PULL TAB                  $               $
                        RECAP                     $               $
                        PPP                       $               $

                TOTAL TETRA PCKG COST             $               $

CASE                    SHIPPER                   $               $

                TOTAL CASE PCKG COST              $               $

MISCELLANEOUS           PEROXIDE                  $               $
                        NITROGEN                  $               $
                        STRETCH WRAP              $               $
                        LOCATOR TICKET            $               $
                        PALLET                    $               $
                        SLIP SHEET                $               $
                        LOCK-N-POP                $               $
                        CASE CODE                 $               $
                        CAP GLUE                  $               $
                        CASE GLUE                 $               $
                        CLUB HANDLE               $               $
                        CLUB TAPE                 $               $
                        CLUB UPC                  $               $
                        CLUB WRAP                 $               $

                TOTAL MISC PCKG COST              $               $

                               NORDIC ASEPTIC, INC
                           PACKAGING COSTS-SLIM LITER

COMPONENT               ITEM                      $/CS            $/CARTON
---------               ----                      ----            --------
TETRA PACKAGING         CARTON                    $               $
                        PEP                       $               $
                        PULL TAB                  $               $
                        RECAP                     $               $
                        PPP                       $               $

                TOTAL TETRA PCKG COST             $               $

CASE                    SHIPPER                   $               $

                TOTAL CASE PCKG COST              $               $

MISCELLANEOUS           PEROXIDE                  $               $
                        NITROGEN                  $               $
                        STRETCH WRAP              $               $
                        LOCATOR TICKET            $               $
                        PALLET                    $               $
                        SLIP SHEET                $               $
                        LOCK-N-POP                $               $
                        CASE CODE                 $               $
                        CAP GLUE                  $               $
                        CASE GLUE                 $               $

                TOTAL MISC PCKG COST              $               $

                               NORDIC ASEPTIC, INC
                          PACKAGING COSTS-SQUARE QUART

COMPONENT               ITEM                      $/CS            $/CARTON
---------               ----                      ----            --------
TETRA PACKAGING         CARTON                    $               $
                        PEP                       $               $
                        PULL TAB                  $               $
                        SCREW CAP                 $               $
                        PPP                       $               $

                TOTAL TETRA PCKG COST             $               $

CASE                    SHIPPER                   $               $

                TOTAL CASE PCKG COST              $               $
MISCELLANEOUS           PEROXIDE                  $               $
                        NITROGEN                  $               $
                        STRETCH WRAP              $               $
                        LOCATOR TICKET            $               $
                        PALLET                    $               $
                        SLIP SHEET                $               $
                        LOCK-N-POP                $               $
                        CASE CODE                 $               $
                        CAP GLUE                  $               $
                        CASE GLUE                 $               $

                TOTAL MISC PCKG COST              $               $

                               NORDIC ASEPTIC, INC
                              PACKAGING COSTS-WEDGE

COMPONENT               ITEM                      $/CS            $/CARTON
---------               ----                      ----            --------
TETRA PACKAGING         CARTON                    $               $
                        PEP                       $               $
                        PULL TAB                  $               $
                        RECAP                     $               $
                        PPP                       $               $

                TOTAL TETRA PCKG COST             $               $

CASE                    SHIPPER                   $               $

                TOTAL CASE PCKG COST              $               $

MISCELLANEOUS           PEROXIDE                  $               $
                        NITROGEN                  $               $
                        STRETCH WRAP              $               $
                        LOCATOR TICKET            $               $
                        PALLET                    $               $
                        SLIP SHEET                $               $
                        CASE CODE                 $               $
                        STRAW                     $               $
                        STRAW GLUE                $               $
                        CASE GLUE                 $               $

                TOTAL MISC PCKG COST              $               $

                                    EXHIBIT H

Following are the minimum production run quantities for manufacture of Hain products

--------------------------------------------------------------------------------
      SKU             DESCRIPTION                               MIN. RUN SIZE
--------------------------------------------------------------------------------
     96015     UNSWEETENED                                          5,000
--------------------------------------------------------------------------------
     96049     LITE PLAIN                                           5,000
--------------------------------------------------------------------------------
     96079     LITE VANILLA                                         5,000
--------------------------------------------------------------------------------
     96109     LITE COCO                                            5,000
--------------------------------------------------------------------------------
     96200     PLUS PLAIN                                           5,000
--------------------------------------------------------------------------------
     96225     PLUS VANILLA                                         5,000
--------------------------------------------------------------------------------
     96229     CLUB PK PLUS VANILLA                                 5,000
--------------------------------------------------------------------------------
     96282     SMART PLUS VANILLA                                   5,000
--------------------------------------------------------------------------------
     96287     SMART PLUS PLAIN                                     5,000
--------------------------------------------------------------------------------
     96402     LOW FAT CHOCOLATE                                    5,000
--------------------------------------------------------------------------------
     96810     LOW FAT PLAIN                                        5,000
--------------------------------------------------------------------------------
     96860     LOW FAT VANILLA                                      5,000
--------------------------------------------------------------------------------
     97000     RICE DRINK PLAIN                                     5,000
--------------------------------------------------------------------------------
     97001     RICE DRINK VANILLA                                   5,000
--------------------------------------------------------------------------------
     97004     FAT FREE VANILLA                                     5,000
--------------------------------------------------------------------------------
     97005     FAT FREE PLAIN                                       5,000
--------------------------------------------------------------------------------
     98506     LITE PLAIN WEDGE                                     4,000
--------------------------------------------------------------------------------
     98507     LITE VANILLA WEDGE                                   4,000
--------------------------------------------------------------------------------
     98515     PLUS PLAIN WEDGE                                     4,000
--------------------------------------------------------------------------------
     98517     PLUS VANILLA WEDGE                                   4,000
--------------------------------------------------------------------------------
     98536     RICE PLAIN WEDGE                                     4,000
--------------------------------------------------------------------------------
     98537     RICE PLAIN VANILLA WEDGE                             4,000
--------------------------------------------------------------------------------
     98546     CAFE WB COFFEE WEDGE                                 4,000
--------------------------------------------------------------------------------
     98547     CAFE WB FRENCH VANILLA WEDGE                         4,000
--------------------------------------------------------------------------------
     98548     CAFE WB MOCHA WEDGE                                  4,000
--------------------------------------------------------------------------------
     98556     CHIA WEDGE                                           4,000
--------------------------------------------------------------------------------
     98566     JUICE BAR APPLE WEDGE                                4,000
--------------------------------------------------------------------------------
     98567     JUICE BAR BERRY WEDGE                                4,000
--------------------------------------------------------------------------------
     98568     JUICE BAR ORANGE WEDGE                               4,000
--------------------------------------------------------------------------------
     98826     NONFAT PLAIN WEDGE                                   4,000
--------------------------------------------------------------------------------
     98827     NONFAT VANILLA WEDGE                                 4,000
--------------------------------------------------------------------------------

Notes:

      In general, run sizes should be calculated to use up all perishable ingredients. All unused perishable ingredients at the end of a production run will be destroyed.

                                    EXHIBIT I

POTENTIAL COST SAVINGS RELATED TO NEW NORDIC AGREEMENT

Potential areas of savings:

1.    Tolling fee:
      According to the data received from Nordic, and the comparison to Parmalat there is a savings of $.0125 per case in tolling fee.

2.    Freight savings:

      Freight-in:
      Savings on freight-in of soy solids based on calendar 2000 actual usage, to the applicable production facilities.

      Freight-out:
      The cost of shipping from TLC versus Nordic to customers is relatively the same, therefore no cost savings assumed.

      Cost of shipping from Farmland versus Nordic                       -23,011
      Cost of shipping from Farmland to Dayton whse.                      26,600
      Net savings/additional cost considered nil.

3.    Warehousing:
      Cost of warehousing at TLC for the first month per case             0.1027
      Cost of warehousing at Nordic for the first month per case          0.0126
                                                                         -------
      Savings per case currently store at TLC                             0.0901
                                                                         -------
      Produced 1.3 m case @ .09

4.    Start-up cost:
      Per the agreement there is a start-up cost of $.25 per case on the 1/2 gallon machine at Nordic for the first 1.3 million
      cases. Assume year one cases to be   750,000                      -187,500

5.    Savings from going turnkey:
      Carrying costs of raw materials at both Nordic and Parmalat,
      Estimated at $2.7 million at 5% per year                           135,000

      Carrying cost of safety stock of finished goods, due to two locations, That we estimate can be reduced by $750,000 at
      5% costs                                                            37,500
                                                                         -------

      Total estimated savings today                                      823,000
                                                                         -------

ADDITIONAL CONSIDERATONS:

      1. Potential savings of raw material costs due to better levels/more efficient purchasing and shipping to one location.

      2. More efficiencies in order allocation and management of shipments to customers by having all our inventory in one location.

      3. Avoiding potential price increases from both packers due to having multiple plants and their need to cover their cost with less than required volume to cover costs.

      SUMMARY

      1.  Cost saving by SKU                                1,070.0
      2.  Whse savings                                        117.0
      3.  Carrying Costs savings                              172.5
      4.  Start up cost of 1/2 gallon (750 K cases)          (187.5)
                                                            -------
                  Total Savings                             1,172.0
                                                            -------

ADDENDUM TO THE PRODUCTION AGREEMENT BETWEEN NORDIC ASEPTIC, INC. AND HAIN CELESTIAL GROUP DATED August, 2001

This Addendum to the Production Agreement ("Agreement") between Nordic Aseptic, Inc.("Nordic") and Hain Celestial Group ("Hain") is entered into and effective this 6 day of August, 2001. Whereas Nordic and Hain desire to provide certain changes to that Production Agreement as follows:

      1. Nordic agrees to obtain credit approval of all Raw Material and Packaging Vendors in sufficient dollar amount to fulfill Nordic's obligations under the Agreement. Hain agrees to provide Nordic a complete listing of these vendors to include name, address, contact person and telephone number. In addition, Hain agrees to send a letter to each vendor explaining that Nordic will be purchasing the Raw Materials under the Hain Contract(s). Hain agrees to complete the above by August 15th, 2001, and Nordic agrees to have obtained credit approval four (4) weeks after Hain has provided the above list to Nordic

      2. Nordic will take appropriate efforts to ensure that Stake Technology Ltd. ("Stake") will provide to Nordic any financial commitment to Nordic, if necessary, to fulfill Nordic's obligations under the agreement, provided Hain is in full compliance with the Agreement at such time. Nordic will provide this assurance to Hain by August 15, 2001 with a written letter from Stake.

      3. Nordic agrees to use its best efforts to retain existing management personnel at Nordic during the term of the Agreement. All of Nordic's employees work "at will". At this point in time Nordic is not aware of employee issues in this regard.

      4. Nordic agrees to pursue mutually beneficial cost savings/process improvement opportunities in concert with Hain and further agrees that both parties will work together to determine the appropriate capital cost and savings allocation, with both parties acting reasonably and in good faith.

      5. For Nordic to produce the required production volumes for Hain under the Agreement, Nordic must complete certain capital expenditures. Nordic agrees to complete the following at their sole expense with in the following timelines:

            A) Install second Boiler at the Plant not later than December 15, 2001.

            B) Install two 15,000 Gallon Storage Tanks not later than December 15, 2001.

            C)    Install an enhanced Mix/CIP System not later than January 25,
                  2002.

            D) Install a new Sterile Manifold System for the Surge Tanks not later than January 25, 2001.

                  It is understood by Nordic and Hain, that in the event Nordic's vendors for the above items, do not deliver in their quoted timeframes, then Nordic may be unable to meet the above dates. In the event of this both parties agree to extend the above dates to reflect Nordic's vendors actual performance dates. Nordic has been provided the above timelines by its vendors. Assuming the delay in not caused by Nordic and such extension would not be granted for more than 60 days.

      6. Nordic agrees to install a Combibloc 1/2 gallon filler and related downline equipment at Nordic's sole expense. Nordic agrees to have the filler installed and commissioned not later that January 15, 2002, and the downline equipment to be installed and operational not later that March 15, 2002. The parties agree Nordic's performance as to the dates, is subject to Combibloc meeting their time commitment to Nordic for delivery of the above equipment and their field installation of the same. From January 15 to March 15, 2002 Nordic will commit to 6000 cases per week. This would require extra labor to hand pack and would cost an additional $0.15 per case to Hain.

      7.    Nordic agrees to install electronic
            Inventory/Warehouse/Manufacturing Requirements Planning (MRP) software at Nordic's sole expense. Nordic will immediately begin implementation of the above items with spreadsheet applications. Not later than November 15, 2001 Nordic will have converted to and implemented the above software modules available from Nordic's current software vendor, DSI. Not later than November 30, 2001 Nordic will have the technology implemented whereby Hain will be able to access via the Internet, Hain's Finished Goods Inventory. This Finished Goods Inventory will provide SKU, warehouse location, row location, allocated to ship, on hold, available for shipment and date produced. This will include a warehouse management system and Nordic agrees to work with Hain to improve warehouse control procedures.

Nordic's opinion is that when items 1 thru 7 above are completed, Nordic will have excess case capacity to meet its volume obligations under the Production Agreement.

Nordic and Hain agree that if Nordic fails to accomplish any of the above items within the timeframes above, then at Hain's option, Hain may terminate the Production Agreement by giving Nordic written notice of their intent to terminate and the reasons for termination. Nordic shall be given 30 days to remedy such reason for termination. If not remedied by Nordic within 30 days Hain may immediately terminate the Production Agreement by giving written notice to Nordic. Notices shall be sent to the addresses and parties as provided for in the Production Agreement, Paragraph 22.

In Witness Whereof, each of the parties hereto have caused this Addendum to be executed in the manner appropriate to each, effective as of the day and year first above written.

NORDIC ASEPTIC, INC.                         THE HAIN CELESTIAL GROUP, INC.


By:   "Dennis Anderson"                      By:   "Gary M. Jacob"
Its:  Vice President                         Its:  EVP Finance